                                                                    EXHIBIT 99.3


                                    AGREEMENT

         The registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule to each of the Agreement and Plan of Merger, dated as of August 15, 2001, by and among divine, inc., DI1 Acquisition Company, and Open Market, Inc., and related documents.

Dated: August 17, 2001

                                           divine, inc.

                                           By: /s/ Michael P. Cullinane
                                               -------------------------------
                                               Michael P. Cullinane
                                               Executive Vice President,
                                               Chief Financial Officer,
                                               and Treasurer